Supplement dated June 10, 2011 to Prospectuses dated May 1, 2011 for

AnnuiChoice® II, AdvantEdge, Pinnacle V

Flexible Premium Variable Annuities

Issued by Integrity Life Insurance Company

Through its Separate Account I and Separate Account II

This is a supplement to the prospectuses identified above.  This supplement describes changes to your variable annuity.  Please retain this supplement to the prospectuses for future reference.

Change in Transfer Amount from $100 to $250

In Part 5 — Terms of Your Variable Annuity, section titled “Transfers,” the first bullet point is replaced with the following:

•                  The minimum amount required to be transferred must be at least $250 or, if less, the entire amount in the Investment Option.

In Part 9 — Additional Information, section titled “Dollar Cost Averaging Program,” the sentence that indicates the minimum transfer amount is $100 is replaced with the following:

The minimum transfer to each Variable Account Option is $250.

Effective July 1, 2011, We Will Not Accept Authorizations for Advisor Fee Withdrawals

In Part 5 — Terms of Your Variable Annuity, section titled “Withdrawals” and in Part 6 — Optional Benefits, section titled “Guaranteed Lifetime Income Advantage Rider,” subsection titled “Transfer and Allocation Restrictions,” we state that if you authorize your investment advisor to be paid from your contract, we will make those payments.  Effective July 1, 2011, we will no longer accept new authorizations for payments to your investment advisor from your contract.